U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2004

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701

(Address of principal executive offices) (Zip Code)

407-741-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

International Assets Holding Corporation

Current Report on Form 8-K/A

Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

On July 23, 2004, International Assets Holding Corporation (“IAHC”) filed a Form 8-K to report the acquisition of the foreign exchange business (the “FX Business”) of Global Currencies Limited (“Global”). Pursuant to Items 7 (a) and 7 (b) of Form 8-K, IAHC indicated that it would file certain financial information relating to the acquisition no later than September 22, 2004. This Amendment No. 1 is filed to provide the required financial information.

(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

This Form 8-K/A includes the following financial statements of Global:

Audited consolidated balance sheets of Global as of December 31, 2003 and 2002; and related consolidated profit and loss accounts and cash flow statements for the years ended December 31, 2003 and 2002. No separate statement of total recognized gains and losses has been presented as all such gains and losses have been dealt with in the profit and loss account. The consolidated financial statements of Global were prepared in accordance with generally accepted accounting standards for the United Kingdom and this presentation is also consistent with generally accepted accounting standards for the U.S. (U.S. GAAP). The audit of these financial statements was conducted in accordance with generally accepted auditing standards in the United Kingdom and in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Unaudited consolidated balance sheet of Global as of March 31, 2004 and the related consolidated profit and loss account, cash flows statement for the quarter ended March 31, 2004. No separate statement of total recognized gains and losses has been presented as all such gains and losses have been dealt with in the profit and loss account. The consolidated financial statements of Global were prepared in accordance with generally accepted accounting standards in the United Kingdom and in accordance with generally accepted accounting standards in the United States.

(b)	PRO FORMA FINANCIAL INFORMATION.

This Form 8-K/A includes the following pro forma financial statements relating to the acquisition of the FX Business of Global:

Pro forma combined condensed balance sheets as of September 30, 2003 and December 31, 2003; and combined condensed statements of operations for the year ended September 30, 2003 and for the three months ended December 31, 2003.

(c)	Exhibits

Exhibit No.	Description
23.1	Consent of Baker Tilly

FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

Global Currencies Limited

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT TO THE MEMBERS OF

GLOBAL CURRENCIES LIMITED

We have audited the balance sheets of Global Currencies Limited (“the Company”) as at 31 December 2003 and 31 December 2002 and the related consolidated profit and loss accounts and cash flow statements for each of the two years in the period ended 31 December 2003. These financial statements are the responsibility of the Company’s Board of Directors and management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom and in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall annual accounts presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respect, the financial position of the Company as at 31 December 2003 and 31 December 2002 and the results of its operations, changes in its shareholders’ equity and cash flows for each of the two years in the period ended 31 December 2003, in conformity with generally accepted accounting principles in the United Kingdom. In addition they present fairly, in all material respects, the financial position of the Company as at 31 December 2003 and 31 December 2002 and the results of its operations for each of the two years in the period ended 31 December 2003.

BAKER TILLY

Registered Auditor

Chartered Accountants

2 Bloomsbury Street

London WC1B 3ST

6 July 2004

Global Currencies Limited

CONSOLIDATED PROFIT AND LOSS ACCOUNT

For the years ended 31 December 2003 and 2002

	Notes	2003 US$	2002 US$
TURNOVER	1	1,287,944,779	1,050,139,314

COST OF SALES		(1,283,623,455)	(1,044,300,094)

Gross profit		4,321,324	5,839,220

Administrative expenses		(1,914,655)	(2,169,439)

OPERATING PROFIT		2,406,669	3,669,781

Investment income	2	165,275	67,191
Interest payable		(63,854)	(93,864)

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION	3	2,508,090	3,643,108

Taxation	6	(909,466)	(1,187,154)

PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION		1,598,624	2,455,954

Dividends	7	(1,227,977)	—

RETAINED PROFIT		370,647	2,455,954

The operating profit for the year arises from the group’s continuing operations.

No separate statement of Total Recognised Gains and Losses has been presented as all such gains and losses have been dealt with in the profit and loss account.

Global Currencies Limited

BALANCE SHEETS

31 December 2003 and 2002

		Group		Company
	Notes	2003 US$	2002 US$	2003 US$	2002 US$
FIXED ASSETS
Intangible fixed assets	8	33,000	32,983	—	—
Tangible assets	9	154,908	302,292	—	—
Investments	10	303,620	—	3,326,343	2,099,243

		491,528	335,275	3,326,343	2,099,243

CURRENT ASSETS
Stock	11	—	65,201	—	65,201
Debtors	12	10,057,687	12,565,089	372,868	3,762,715
Cash at bank and in hand		9,440,923	8,616,727	13,804,033	12,304,939

		19,498,610	21,247,017	14,176,901	16,132,855

CREDITORS: Amounts falling due within one year	13	(11,395,556)	(14,468,094)	(11,871,187)	(12,961,748)

NET CURRENT ASSETS		8,103,054	6,778,923	2,305,714	3,171,107

TOTAL ASSETS LESS CURRENT LIABILITIES		8,594,582	7,114,198	5,632,057	5,270,350

CAPITAL AND RESERVES
Called up share capital	14	3,303,442	2,898,188	3,303,442	2,898,189
Share premium	15	1,146,933	643,012	1,146,933	643,012
Capital redemption reserve	15	279,919	279,919	279,919	279,919
Profit and loss account	15	3,864,288	3,293,079	901,763	1,449,230

EQUITY SHARE-HOLDERS’ FUNDS	16	8,594,582	7,114,198	5,632,057	5,270,350

Global Currencies Limited

CONSOLIDATED CASH FLOW STATEMENT

For the years ended 31 December 2003 and 2002

	Notes	2003 US$	2002 US$
Cash flow from operating activities	17a	2,765,925	5,570,958
Returns on investments and servicing of finance	17b	101,421	(26,672)
Taxation		(1,360,078)	(837,166)
Capital expenditure and financial investment	17b	(60,650)	(558,375)
Acquisitions and disposals	17b	(303,620)	—
Equity dividends paid		(261,994)	(677,579)

CASH INFLOW BEFORE FINANCING		881,004	3,471,166
Financing	17b	(56,808)	99,800

INCREASE IN CASH IN THE PERIOD		824,196	3,570,966

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN FUNDS

	2003 US$	2002 US$
Increase in cash in the period	824,196	3,570,966

MOVEMENT IN NET FUNDS IN PERIOD	824,196	3,570,966
NET FUNDS AT 1 JANUARY 2003	8,616,727	5,045,761

NET FUNDS AT 31 DECEMBER 2003	9,440,923	8,616,727

Global Currencies Limited

ACCOUNTING POLICIES

For the years ended 31 December 2003 and 2002

BASIS OF ACCOUNTING

The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.

BASIS OF CONSOLIDATION

The consolidated financial statements incorporate those of Global Currencies Limited and all of its subsidiary undertakings for the year. They are consolidated using the acquisition method. Their results are incorporated from the date that control passes. All financial statements are made up to 31 December 2003.

No profit and loss account is presented for Global Currencies Limited as provided by Section 230(3) of the Companies Act 1985.

TANGIBLE FIXED ASSETS

Depreciation is provided on tangible fixed assets at rates calculated to write each asset down to its estimated residual value evenly over its expected useful life, as follows:-

Leasehold improvements	over the life of the lease
Computer equipment	33% straight line
Furniture and fittings	10% straight line
Office equipment	10% straight line

GOODWILL

Goodwill is amortised over 15 years as, in the opinion of the directors, this represents the period over which it is effective.

DEFERRED TAXATION

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred at the balance sheet date. Timing differences are differences between the company’s taxable profits and its results as stated in the financial statements.

Deferred tax is measured at the average tax rates that are expected to apply in the periods in which timing differences are expected to reverse, based on tax rates and laws that have been enacted or substantially enacted by the balance sheet date. Deferred tax is measured on a non-discounted basis.

TURNOVER

Turnover represents gross value of each individual transaction whatever the currency used.

FIXED ASSET INVESTMENTS

Fixed assets investments are stated at cost less any provision for diminution in value.

STOCK

Stock is valued at the lower of cost and net realisable value.

FOREIGN CURRENCIES

The current year and comparative figures are denominated in United States dollars. The exchange rates used at 31 December 2002 and 31 December 2003 are £1 to US$1.6091 and £1 to US$1.7821 respectively. Transactions in foreign currencies are recorded at the rate ruling at the date of transaction. All differences are taken to the profit and loss account.

PENSION CONTRIBUTIONS

The costs of providing pensions for employees are charged in the profit and loss account over the average working life of employees.

Global Currencies Limited

ACCOUNTING POLICIES

For the years ended 31 December 2003 and 2002

LEASES

Where assets are financed by leasing agreements that give rights approximating to ownership (“finance leases”), the assets are treated as if they had been purchased outright. The amount capitalised is the present value of the minimum lease payments payable during the lease term. The corresponding leasing commitments are shown as obligations to the lessor.

Lease payments are treated as consisting of capital and interest elements, and the interest is charged to the profit and loss account in proportion to the remaining balance outstanding.

All other leases are “operating leases” and the annual rentals are charged to profit and loss on a straight line basis over the lease term.

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

1       TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

The group’s turnover and profit before taxation were all derived from its principal activity. Sales were contracted in the following geographical areas:

	2003 US$	2002 US$
United Kingdom	766,432,153	605,819,122
United States of America	521,512,626	444,320,192

	1,287,944,779	1,050,139,314

2 INVESTMENT INCOME

	2003 US$	2002 US$
Bank interest receivable	165,275	67,191

3 PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

	2003 US$	2002 US$
Profit on ordinary activities before taxation is stated after charging/(crediting):
Depreciation and amounts written off tangible fixed assets:
Charge for the period owned assets	193,241	567,044
Operating lease rentals:
Land and buildings	148,488	142,590
Other	16,784	15,557
Amortisation of goodwill	3,000	10,433
Auditors’ remuneration
audit	71,879	70,210
non audit	31,312	42,181

4 EXCEPTIONAL ITEM

	2003 US$	2002 US$
Impairment of tangible fixed assets	—	364,620

Included in administrative expenses is £Nil (2002: £364,620) which represents the impairment of the company’s website messaging interface and related software which in the opinion of the directors has a net book value of US$23,280 as at 31 December 2003 (2002: US$50,000), and has been impaired accordingly.

5 EMPLOYEES

	2003 No.	2002 No.
The average monthly number of persons (including directors) employed by the group during the period was:
Office and management	31	29

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

5 EMPLOYEES (continued)

	2003 US$	2002 US$
Staff costs for above persons:
Wages and salaries	3,047,825	3,561,762
Social security costs	411,364	302,321
Other pension costs	282,577	50,210

	3,741,766	3,914,293

In respect of the directors of Global Currencies Limited:

	2003 US$	2002 US$
Emoluments	1,059,207	2,021,237
Money purchase pension contributions	282,577	—

	1,341,784	2,021,237

Highest paid director:
Emoluments	181,207	421,838
Money purchase pension contributions	251,696	—

	432,903	421,838

	2003 No.	2002 No.
The number of directors to whom retirement benefits are accruing under money purchase schemes was:	5	4

6 TAXATION

	2003 US$	2002 US$
Current tax:
UK corporation tax on profits of the period	905,682	1,372,540
Adjustments in respect of previous periods	10,946	—

Total current tax	916,628	1,372,540

Deferred taxation:
Origination and reversal of timing differences	(7,162)	(185,386)

Total deferred tax	(7,162)	(185,386)

Tax on profit on ordinary activities	909,466	1,187,154

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

6 TAXATION (continued)

	2003 US$	2002 US$
Factors affecting tax charge for period:
The tax assessed for the period is higher than the standard rate of corporation tax in the UK (30%). The differences are explained below:
Profit on ordinary activities before tax	2,508,090	3,643,108

Profit on ordinary activities multiplied by standard rate of corporation tax in the UK 30% (2002: 30%)	752,427	1,092,933
Effects of:
Expenses not deductible for tax purposes	131,664	93,722
Depreciation in excess of capital allowances	21,591	61,297
Higher rates on overseas earnings	—	124,588
Adjustment to tax charge in respect of previous periods	10,946	—

Tax charge for period	916,628	1,372,540

7 DIVIDENDS

	2003 US$	2002 US$
Interim (US$0.7266 per share)	1,227,977	—

8 INTANGIBLE FIXED ASSETS

		2003 US$
GROUP
Cost
1 January 2003		46,237
Difference on exchange		17

31 December 2003		46,254

Amounts written off
1 January 2003 and 31 December 2003		13,254

Net book value
31 December 2003		33,000

31 December 2002		32,983

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

9 TANGIBLE FIXED ASSETS

	Leasehold improvements US$	Computer equipment US$	Furniture and fittings US$	Office equipment US$	Total US$
GROUP
Cost
1 January 2003	6,467	837,368	9,133	93,664	946,632
Additions	—	60,650	—	—	60,650
Exchange difference	3	—	5	1,952	1,960

31 December 2003	6,470	898,018	9,138	95,616	1,009,242

Depreciation
1 January 2003	137	617,120	1,550	25,533	644,340
Charge in year	331	189,789	2,151	17,723	209,994

31 December 2003	468	806,909	3,701	43,256	854,334

Net book value
31 December 2003	6,002	91,109	5,437	52,360	154,908

31 December 2002	6,330	220,248	7,583	68,131	302,292

10 FIXED ASSET INVESTMENTS

				2003 US$	2002 US$
GROUP
Cost
Subsidiary undertakings				303,620	—

The group holds more than 20% of the equity of the following companies:
Name of company			Proportion of ordinary shares held		Nature of business
			Directly	Indirectly
Sun Money Express (incorporated in Spain)			0.1%	99.9%	Foreign currency remittance

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

The aggregate amount of capital and reserves and the result of the undertaking for the last relevant financial year were as follows:

			Capital and reserves US$	Profit for the year US$
Sun Money Express			431,000	55,000

COMPANY Cost
Subsidiary undertakings			3,326,343	2,099,243

10 FIXED ASSET INVESTMENTS (continued) The company holds more than 20% of the equity of the following companies:

Name of company	Proportion of ordinary shares held
	Directly	Indirectly	Nature of business
Global Currencies (Europe) Limited	100%		Conversion of foreign debt and currency trading
Global Currencies (North America) Ltd		100%	Foreign currency trading
Global Remittance Limited (incorporated in England and Wales)	100%		Dormant
Global Remittance Limited (incorporated in Delaware, USA)		49%	Foreign currency remittance
Societe Africaine de Cash Management (incorporated in Senegal)		45%	Cash distribution

The aggregate amount of capital and reserves and the result of the undertaking for the last relevant financial year were as follows:

			Capital and reserves 2003 US$	Profit for the year 2002 US$
Global Currencies (Europe) Limited			4,389,232	838,505
Global Currencies (North America) Limited			2,670,990	73,613
Global Remittance Limited			100	Nil
Global Remittance Limited			206,996	5,996
Societe Africaine de Cash Management			(82,945)	(98,832)

11 STOCKS

	Group		Company
	2003 US$	2002 US$	2003 US$	2002 US$
Bonds for resale	—	65,201	—	65,201

Stock at 31 December 2002 consisted of Mexican par bonds held for resale after the year end.

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

12 DEBTORS

	Group		Company
	2003 US$	2002 US$	2003 US$	2002 US$
Due within one year:
Trade debtors	9,112,491	12,199,234	—	—
Amounts due from subsidiary undertakings	—	—	357,903	3,735,569
Other debtors	820,243	313,789	14,965	27,146
Prepayments and accrued income	124,953	52,066	—	—

	10,057,687	12,565,089	372,868	3,762,715

Included in other debtors is a deferred tax asset of US$ 192,548 (2002: US$ 185,386) based on the tax effect of the following timing differences:

			2003 US$	2002 US$
Accelerated depreciation			192,548	185,386

13 CREDITORS: Amounts falling due within one year

	Group		Company
	2003 US$	2002 US$	2003 US$	2002 US$
Trade creditors	3,174,538	5,895,970	91,169	1,621,756
Amounts due to subsidiary undertaking	—	—	6,025,335	4,440,404
Corporation tax	409,454	860,066	292,307	382,197
Other taxation and social security costs	132,806	23,099	—	—
Other creditors	7,119,906	6,060,851	5,462,376	6,037,723
Dividends payable	—	—	—	—
Accruals and deferred income	558,852	1,628,108	—	479,668

	11,395,556	14,468,094	11,871,187	12,961,748

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

14 SHARE CAPITAL

			2003 US$	2002 US$
Authorised:
1,912,511 Ordinary shares of £1 each			—	3,077,421
5,000,000 Ordinary shares of US$1 each			5,000,000	—

Allotted, issued and fully paid:
1,739,334 Ordinary shares of £1 each			—	2,798,762
61,790 Ordinary ‘B’ shares of £1 each			—	99,426
3,303,442 Ordinary ‘A’ shares of US$1 each			3,303,442	—

			3,303,442	2,898,188

On 6 December 2002 the authorised share capital was increased to £2,500,000 and authorised share capital of $5,000,000 was created. The following shares were allotted and purchased during the year:-
Date allotted/repurchased	Type	Number of shares issued/ (purchased)	Nominal value on issue/ (purchase) US$	Premium on issue/ (purchase) US$
30 April 2003	Ordinary £1	(110,131)	(177,212)	(225,428)
1 May 2003	Ordinary £1	264,464	425,549	540,434
31 July 2003	Ordinary £1	(106,610)	(171,546)	(249,342)
6 October 2003	Ordinary US$1	198,187	198,187	248,909
31 December 2003	Ordinary US$1	130,274	130,274	189,348

On 1 January 2003 the company repurchased and subsequently cancelled its entire issued Ordinary and Ordinary ‘B’ shares of £1 each and issued 2,974,981 Ordinary US$ shares of $1 each. No consideration was paid or received. The Ordinary ‘B’ £1 shares were converted at a rate of £1 to US$1.6091.

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

15 RESERVES

				Group and company
				2003 US$	2002 US$
a)	Share premium
	At 1 January 2003			643,012	392,936
	Premium on issue of shares			978,691	250,076
	Premium on purchase of own shares			(474,770)	—

	At 31 December 2003			1,146,933	643,012

		Group		Company
		2003 US$	2002 US$	2003 US$	2002 US$
b)	Profit and loss
	At 1 January 2003	3,293,079	1,573,131	1,449,230	659,879
	Profit for the period	1,598,624	2,455,955	680,510	1,261,994
	Dividend	(1,227,977)	—	(1,227,977)	—
	Foreign exchange difference on consolidation	200,562	(263,364)	—	—
	Purchase of own shares	—	(472,643)	—	(472,643)

	At 31 December 2003	3,864,288	3,293,079	901,763	1,449,230

				Group and company
				2003 US$	2002 US$
c)	Capital redemption reserve
	At 1 January 2003			279,919	—
	Purchase of own shares			—	279,919

	At 31 December 2003			279,919	279,919

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

16	RECONCILIATION OF MOVEMENT IN SHAREHOLDERS’ FUNDS

	Group		Company
	2003 US$	2002 US$	2003 US$	2002 US$
Profit for the financial period	1,598,624	2,455,955	680,510	1,261,994
Dividend	(1,227,977)	—	(1,227,977)	—
Share premium on purchase of own shares	(474,770)	—	—	—
Issue of ordinary share capital	754,012	322,366	754,037	322,365
Share premium on issue	978,691	250,076	503,895	250,077
Purchase of own shares	(348,758)	(472,643)	(348,758)	(472,643)
Foreign exchange difference on consolidation	200,562	(263,454)	—	—

Net addition to shareholders’ funds	1,480,384	2,292,300	361,707	1,361,793
Opening shareholders’ funds	7,114,198	4,821,898	5,270,350	3,908,557

Closing shareholders’ funds	8,594,582	7,114,198	5,632,057	5,270,350

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

17	CASH FLOWS

		2003 US$	2002 US$
a	Reconciliation of operating profit to net cash inflow from operating activities
	Operating profit	2,406,669	3,669,781
	Depreciation	209,994	576,044
	Amortisation	—	10,435
	Decrease in stocks	65,201	37,564
	Decrease/(increase) in debtors	2,507,402	(1,319,871)
	(Decrease)/increase in creditors	(2,621,974)	2,861,522
	Net effect of foreign exchange differences	198,633	(264,517)

	Net cash flow from operating activities	2,765,925	5,570,958

		2003 US$	2002 US$
b	Analysis of cash flows for headings netted in the cash flow
	Returns on investments and servicing of finance
	Interest received	165,275	67,192
	Interest paid	(63,854)	(93,864)

	Net cash (outflow)/inflow from returns on investments and servicing of finance	101,421	(26,672)

	Capital expenditure and financial investment
	Purchase of intangible fixed assets	—	(6,933)
	Purchase of tangible fixed assets	(60,650)	(551,442)

	Net cash outflow from capital expenditure and financial investment	(60,650)	(558,375)

	Acquisitions and disposals
	Purchase of subsidiary undertaking	(303,620)	—

	Net cash outflow from acquisitions and disposals	(303,620)	—

	Financing
	Issue of ordinary share capital	766,720	292,524
	Purchase of own shares	(823,528)	(192,724)

	Net cash (outflow)/inflow from financing	(56,808)	99,800

Global Currencies Limited

NOTES TO THE FINANCIAL STATEMENTS

For the years ended 31 December 2003 and 2002

		At 1 January 2003 US$	Cash flow US$	At 31 December 2003 US$
c	Analysis of net funds
	Cash at bank and in hand	8,616,727	824,196	9,440,923

	Total	8,616,727	824,196	9,440,923

18	COMMITMENTS UNDER OPERATING LEASES

At 31 December 2003 the group had annual commitments under non-cancellable operating leases as follows:

	2003 US$	2002 US$
Land and buildings
expiring between 2 and 5 years	153,680	203,680
Other
expiring between 2 and 5 years	39,477	9,869

	193,157	213,549

19	ULTIMATE CONTROLLING PARTY

There is not considered to be any ultimate controlling party.

20	RELATED PARTY TRANSACTIONS

The company has taken advantage of the exemption conferred in FRS8 from disclosing related party transactions with group companies as it is a parent company that has 100% control over two subsidiary companies.

21	RECONCILIATION OF UK GAAP AND US GAAP PROFITS AND NET ASSETS

There are no material differences between UK GAAP and US GAAP reported profits and net assets.

Global Currencies Limited

CONSOLIDATED PROFIT AND LOSS ACCOUNT (UNAUDITED)

For the quarter ended 31 March 2004

US$
TURNOVER	366,538,771

COST OF SALES	(365,827,522)

Gross profit	711,249

Administrative expenses	(332,535)

OPERATING PROFIT	378,714

Investment income	2,098
Interest payable	(77,766)

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION	303,046

Taxation	(91,718)

PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION	211,328

Dividends	0

RETAINED PROFIT	211,328

The operating profit for the quarter arises from the group’s continuing operations.

No separate statement of Total Recognised Gains and Losses has been presented as all such gains and losses have been dealt with in the profit and loss account.

Global Currencies Limited

BALANCE SHEET (UNAUDITED)

31 March 2004

2004 US$
FIXED ASSETS
Intangible fixed assets	32,250
Tangible assets	418,750
Investments	—

451,000

CURRENT ASSETS
Stock
Debtors	13,742,647
Cash at bank and in hand	4,709,869

18,452,516

CREDITORS: Amounts falling due within one year	(10,029,293)

NET CURRENT ASSETS	8,423,223

TOTAL ASSETS LESS CURRENT LIABILITIES	8,874,223

CAPITAL AND RESERVES
Called up share capital	3,330,032
Share premium	1,188,656
Capital redemption reserve	279,919
Profit and loss account	4,075,616

EQUITY SHARE-HOLDERS’ FUNDS	8,874,223

Global Currencies Limited

CONSOLIDATED CASH FLOW STATEMENT (UNAUDITED)

For the quarter ended 31 March 2004

2004 US$
Cash flow from operating activities	(4,383,977)
Returns on investments and servicing of finance	(75,668)
Taxation	(331,153)
Capital expenditure and financial investment	(8,569)
Acquisitions and disposals	0
Equity dividends paid	0

CASH INFLOW BEFORE FINANCING
Financing – new shares	68,313

DECREASE IN CASH IN THE PERIOD	4,731,054

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN FUNDS

US$
Decrease in cash in the period	4,731,054

MOVEMENT IN NET FUNDS IN PERIOD	(4,731,054)
NET FUNDS AT 1 JANUARY 2004	9,440,923

NET FUNDS AT 31 MARCH 2004	4,709,869

Global Currencies Limited

ACCOUNTING POLICIES (UNAUDITED)

For the quarter ended 31 March 2004

BASIS OF ACCOUNTING

The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.

BASIS OF CONSOLIDATION

The consolidated financial statements incorporate those of Global Currencies Limited and all of its subsidiary undertakings for the year. They are consolidated using the acquisition method. Their results are incorporated from the date that control passes. All financial statements are made up to 31 March 2004.

No profit and loss account is presented for Global Currencies Limited as provided by Section 230(3) of the Companies Act 1985.

TANGIBLE FIXED ASSETS

Depreciation is provided on tangible fixed assets at rates calculated to write each asset down to its estimated residual value evenly over its expected useful life, as follows:-

Leasehold improvements	over the life of the lease
Computer equipment	33% straight line
Furniture and fittings	10% straight line
Office equipment	10% straight line

GOODWILL

Goodwill is amortised over 15 years as, in the opinion of the directors, this represents the period over which it is effective.

DEFERRED TAXATION

Deferred tax is recognized in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred at the balance sheet date. Timing differences are differences between the company’s taxable profits and its results as stated in the financial statements.

Deferred tax is measured at the average tax rates that are expected to apply in the periods in which timing differences are expected to reverse, based on tax rates and laws that have been enacted or substantially enacted by the balance sheet date. Deferred tax is measured on a non-discounted basis.

TURNOVER

Turnover represents gross value of each individual transaction whatever the currency used.

FIXED ASSET INVESTMENTS

Fixed assets investments are stated at cost less any provision for diminution in value.

STOCK

Stock is valued at the lower of cost and net realisable value.

FOREIGN CURRENCIES

The current year and comparative figures are denominated in United States dollars. The exchange rates used at 31 March 2004 are £1 to US $1.84. Transactions in foreign currencies are recorded at the rate ruling at the date of transaction. All differences are taken to the profit and loss account.

PENSION CONTRIBUTIONS

The costs of providing pensions for employees are charged in the profit and loss account over the average working life of employees.

Global Currencies Limited

ACCOUNTING POLICIES (UNAUDITED)

For the quarter ended 31 March 2004

LEASES

Where assets are financed by leasing agreements that give rights approximating to ownership (“finance leases”), the assets are treated as if they had been purchased outright. The amount capitalized is the present value of the minimum lease payments payable during the lease term. The corresponding leasing commitments are shown as obligations to the lessor.

Lease payments are treated as consisting of capital and interest elements, and the interest is charged to the profit and loss account in proportion to the remaining balance outstanding.

All other leases are “operating leases” and the annual rentals are charged to profit and loss on a straight line basis over the lease term.

(B) PRO FORMA FINANCIAL INFORMATION

INTERNATIONAL ASSETS HOLDING CORPORATION AND SUBSIDARIES

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Basis for Pro Forma Financial Statements:

The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the results of operations or financial position that actually would have been realized had IAHC and the foreign exchange business of Global been a combined company during the specified periods. The unaudited pro forma combined condensed financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of IAHC, included in IAHC’s Annual Report on Form 10-KSB filed December 29, 2003, for the fiscal year ended September 30, 2003, as well as the historical consolidated financial statements and related notes thereto of Global included in Item 9.01(a) of this filing. The following unaudited pro forma combined condensed financial statements give effect to IAHC’s acquisition of the foreign exchange business of Global using the purchase method of accounting. The pro forma combined condensed financial statements are based on the respective historical audited and unaudited financial statements and related notes of IAHC and the foreign exchange business of Global.

The pro forma adjustments are preliminary and are based upon available information and certain assumptions that management believes are reasonable. The pro forma financial data do not necessarily reflect the results of operations or the financial position of IAHC that would have resulted had the acquisition been consummated as of the date or for the period indicated, and the pro forma financial data exclude the effects of certain purchase adjustments related to the acquisition that will be reflected in financial statements prepared in accordance with generally accepted accounting principles. The pro forma adjustments are based on management’s preliminary assumptions regarding purchase accounting. The actual adjustments may differ materially from those presented in these pro forma financial statements. A change in the pro forma adjustments would result in a reallocation of the purchase price affecting the value assigned to the long-term tangible and intangible assets or, in some circumstances, resulting in a charge to the statement of operations. The effect of these changes on the statement of operations will depend on the nature and amounts of the assets and liabilities adjusted. See notes to the pro forma combined condensed financial statements.

The unaudited pro forma combined condensed balance sheet as of September 30, 2003 (labeled “Fiscal Year End”) assumes that the acquisition of the foreign exchange business of Global took place on September 30, 2003. It combines IAHC’s consolidated balance sheet as of September 30, 2003 with Global’s balance sheet as of December 31, 2003, as adjusted to reflect the elimination of assets and liabilities of Global not acquired by IAHC and the consummation of the acquisition of the foreign exchange business of Global. In order to finance the acquisition of the foreign exchange business of Global, IAHC utilized the proceeds received by IAHC from its

1

issuance of $12,000,000 of subordinated convertible notes in March 2004. The pro forma balance sheet as of September 30, 2003 assumes the issuance of these notes as of September 30, 2003.

The unaudited pro forma combined condensed balance sheet as of December 31, 2003 assumes that the acquisition of the foreign exchange business of Global took place on December 31, 2003. It combines IAHC’s consolidated balance sheet as of December 31, 2003 with Global’s balance sheet as of March 31, 2004, as adjusted to reflect the elimination of the assets and liabilities of Global not acquired by IAHC and the consummation of the acquisition of the foreign exchange business of Global. In order to finance the acquisition of the foreign exchange business of Global, IAHC utilized the proceeds received by IAHC from its issuance of $12,000,000 of subordinated convertible notes in March 2004. The pro forma balance sheet as of December 31, 2003 assumes the issuance of these notes as of December 31, 2003.

The unaudited pro forma combined condensed statements of operations assumes the acquisition took place on October 1, 2002 (the first day of IAHC’s fiscal year), and combines IAHC’s condensed consolidated statement of operations for the year ended September 30, 2003 and the three months ended December 31, 2003 with Global’s statement of operations for the year ended December 31, 2003 and the three months ended March 31, 2004, respectively, as adjusted to reflect the elimination of the portion of Global’s business not acquired by IAHC and the consummation of the acquisition as of October 1, 2003

Description of Acquisition of the Foreign Exchange Business of Global:

On July 9, 2004, IAHC completed the acquisition of the foreign exchange business (the “FX Business”) of Global Currencies Limited (“Global”), pursuant to the terms of the Acquisition Agreement dated as of June 25, 2004 by and among IAHC, Global, and the shareholders of Global Currencies (Holdings) Limited. The acquisition was structured as follows:

On or about June 23, 2004, Global formed two new U.K. companies – Global Currencies (Holdings) Limited (“GCH”) and Global Currencies (FX) Limited (“GCFX”). GCH was formed as a wholly-owned, direct subsidiary of Global, and GCFX was formed as a wholly-owned, direct subsidiary of GCH. On or about June 23, 2004, Global contributed certain assets related to the FX Business to GCFX, including all pending contracts related to the FX Business. Global thereafter operated the FX Business through GCFX. On or about June 23, 2004, Global distributed all of the shares of GCH to its existing shareholders (the “Sellers”).

On July 9, 2004, IAHC purchased all of the shares of GCH from the Sellers. At the closing, IAHC paid the Sellers $1.0 million in cash and issued them 150,000 shares of IAHC’s common stock. These shares had a value of approximately $1,472,000 (based on IAHC’s closing share price of $9.81 per share on July 9, 2004). At the closing, IAHC also paid the Sellers approximately $3.5 million, which amount represented the net amount of cash and liquid assets held by GCH and GCFX as of July 8, 2004.

IAHC is obligated to make certain earn-out payments to the Sellers. In particular, IAHC is obligated to pay the Sellers an amount equal to 20% of the gross foreign exchange trading

2

profits generated by IAHC during the 30 months ending on December 31, 2006 (up to a maximum of $4.0 million). Additionally, IAHC is obligated to pay the Sellers 10% of the gross foreign exchange trading profits in excess of $10.0 million per year for the 12 months ended June 30, 2005 and June 30, 2006, and 10% of such profits in excess of $5.0 million for the 6 months ended December 31, 2006.

IAHC funded the acquisition from its existing working capital. The incremental working capital was previously generated from the issuance by IAHC of $12,000,000 of convertible subordinated notes in March 2004.

On July 13, 2004 Global Currencies (Holdings) Limited (“GCH”) changed its name to INTL Holdings (U.K.) Limited (“IHL”) and Global Currencies (FX) Limited (“GCFX”) changed its name to INTL Global Currencies Limited (“IGC”).

Additional Information:

The foreign exchange business of Global acquired by IAHC represented substantially all of Global’s assets, turnover, cost of sales, gross profits and income before taxes.

The pro forma balance sheets reflect that the assets of Global related to its foreign exchange business represented 87% and 82% of Global’s total assets as of December 31, 2003 and March 31, 2004, respectfully.

The pro forma statement of operations reflects that turnover, cost of sales and gross profit of the foreign exchange business of Global represented 92%, 92% and 78% of Global’s total turnover, cost of sales and gross profit for the year ended December 31, 2003 and 98%, 98% and 81% of such items for the quarter ended March 31, 2004.

The pro forma statement of operations reflects that income before taxes related to the foreign exchange business of Global represented 85% and 91% of Global’s total income before taxes for the year ended December 31, 2003 and the quarter ended March 31, 2004, respectfully.

3

Index of Unaudited Pro Forma Combined Condensed Financial Statements, Footnotes and related Schedules:

4

INTERNATIONAL ASSETS HOLDING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Combined Condensed Balance Sheets

(Fiscal Year End)

	HISTORICAL		PRO FORMA
	Fiscal Year Ended September 30, 2003	Fiscal Year Ended December 31, 2003	Fiscal Year End		Fiscal Year Ended September 30, 2003
	IAHC	Global	Adjustments		Combined
Cash	$1,755,072	$9,440,923	$132,671	(1)(2)(3)(4)	$11,328,666
Cash and cash equivalents deposited with brokers, dealers and clearing organization	5,311,500		0		5,311,500
Receivables from brokers, dealers and clearing organization, net	2,356,431		0		2,356,431
Other receivables	427,510	751,833	(545,831	)(1)	633,512
Trade receivables		9,112,491	(538,549	)(1)	8,573,942
Securities owned, at market value	6,144,899	303,620	(303,620	)(1)	6,144,899
Deferred income tax asset, net	329,457	193,363	405,843	(2)	928,663
Property and equipment, at cost	295,680	187,908	(30,054	)(1)	453,534
Software development, net of accumulated amortization	55,544		0		55,544
Deposit with clearing organization	500,000		0		500,000
Debt Issuance Costs			1,716,392	(2)	1,716,392
Goodwill			2,491,523	(3)	2,491,523
Prepaid expenses and other assets	159,510		0		159,510

Total assets	$17,335,603	$19,990,138	$3,328,375		$40,654,116

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable	$130,156		$—		$130,156
Trade payables		3,174,538	(91,169	)(1)	3,083,369
Other creditors		7,190,109	(950,653	)(1)	6,239,456
Foreign currency sold, not yet purchased	308,031		0		308,031
Securities sold, not yet purchased, at market value	6,195,149		0		6,195,149
Payable to brokers, dealers and clearing organization, net	—		0		—
Accrued compensation and benefits	1,177,848	132,806	0		1,310,654
Income Tax payable		409,454	(302,307	)(1)	107,147
Accrued expenses	182,452	488,649	(488,649	)(1)	182,452
Other liabilities	43,639		0		43,639
Convertible subordinated notes payable			12,000,000	(2)	12,000,000

Total liabilities	8,037,275	11,395,556	10,167,222		29,600,053

Stockholders’ equity:
Preferred stock	—				—
Common stock	47,024	3,303,442	(3,301,942	)(1)(3)(4)	48,524
Additional paid-in capital	11,783,124	1,426,852	936,148	(1)(2)(3)(4)	14,146,124
Retained deficit	(2,531,820)	3,864,288	(4,473,053	)(1)(2)(4)	(3,140,585)

Total stockholders’ equity	9,298,328	8,594,582	(6,838,847)		11,054,063

Total liabilities and stockholders’ equity	$17,335,603	$19,990,138	$3,328,375		$40,654,116

See accompanying notes to unaudited pro forma combined condensed financial statements.

Page PF-1

INTERNATIONAL ASSETS HOLDING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Combined Condensed Statements of Operations

	HISTORICAL			PRO FORMA
	Fiscal Year ended September 30, 2003	Fiscal Year ended December 31, 2003				Fiscal Year ended September 30, 2003
	IAHC	Global		Adjustments		Combined
Revenues:
Net dealer inventory and investment gains	$9,537,067	$9,413,188	(6)	$(3,712,852	)(1)	$15,237,403
Commissions, net	1,124,513					1,124,513
Interest income	52,875	165,275	(6)	(34,275	)(1)	183,875
Dividend income (expense), net	(22,115)					(22,115)
Other revenues	106,097					106,097

Total revenues	10,798,437	9,578,463		(3,747,127)		16,629,773
Interest expense	43,682	369,376	(6)	730,347	(1)(2)	1,143,405

Net revenues	10,754,755	9,209,087		(4,477,474)		15,486,368

Expenses:
Compensation and benefits	$4,321,490	$4,023,866	(6)	$(2,246,171	)(1)	$6,099,185
Clearing and related expenses	2,405,011	169,536	(6)			2,574,547
Wholesale commissions	438,068	283,728	(6)	(121,058	)(1)	600,738
Occupancy and equipment rental	438,111	198,706	(6)	(62,358	)(1)	574,459
Professional fees	437,997	335,374	(6)	(191,732	)(1)	581,639
Depreciation and amortization	362,341	209,994	(6)	(3,063	)(1)	569,272
Business development	263,033	338,772	(6)	(52,349	)(1)	549,456
Insurance	232,571	37,617	(6)	(3,762	)(1)	266,426
Bank charges	4,451	343,808	(6)	(69,055	)(1)	279,204
Other expenses	375,988	759,596	(6)	(334,090	)(1)	801,494

Total expenses	9,279,061	6,700,997		(3,083,638)		12,896,420

Income before income taxes	1,475,694	2,508,090		(1,393,836)		2,589,948

Income tax expense	211,309	909,466	(6)	(543,356	)(1)(2)	577,419

Net income	$1,264,385	$1,598,624		$(850,480)		$2,012,529

Earnings per share:
Basic	$0.34					$0.52

Diluted	$0.33					$0.50

Weighted average number of common shares outstanding:
Basic	3,688,892			150,000	(2)(5)	3,838,892

Diluted	3,862,761			150,000	(2)(5)	4,012,761

See accompanying notes to unaudited pro forma combined condensed financial statements.

Page PF-2

INTERNATIONAL ASSETS HOLDING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Combined Condensed Balance Sheets

(First Fiscal Quarter)

	HISTORICAL		PRO FORMA
	First fiscal Quarter December 31, 2003	First fiscal Quarter March 31, 2004			First fiscal Quarter December 31, 2003
	IAHC	Global	Adjustments		Combined
Cash	$1,381,024	$4,709,869	$1,017,565	(1)(2)(3)(4)	$7,108,458
Cash and cash equivalents deposited with brokers, dealers and clearing organization	8,403,954		0		8,403,954
Receivables from brokers, dealers and clearing organization, net	—		0		—
Other receivables	41,641	656,433	(490,683	)(1)	207,391
Trade receivables		12,893,666	(2,049,546	)(1)	10,844,120
Securities owned, at market value	15,767,021	303,620	(303,620	)(1)	15,767,021
Deferred income tax asset, net	71,698	192,548	507,304		771,550
Property and equipment, at cost	271,453	147,380	(104,380	)(1)	314,453
Software development, net of accumulated amortization	0		0		—
Deposit with clearing organization	500,000		0		500,000
Debt Issuance Costs			1,672,740	(2)	1,672,740
Goodwill			2,491,523	(3)	2,491,523
Prepaid expenses and other assets	315,741		0		315,741

Total assets	$26,752,532	$18,903,516	$2,740,903		$48,396,951

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable	$87,014		$—		$87,014
Trade payables		3,232,841	(57,269	)(1)	3,175,572
Other creditors		6,224,549	(1,541,071	)(1)	4,683,478
Foreign currency sold, not yet purchased	1,245,110		0		1,245,110
Securities sold, not yet purchased, at market value	13,275,631		0		13,275,631
Payable to brokers, dealers and clearing organization, net	319,080		0		319,080
Accrued compensation and benefits	1,169,965	185,066	(81,768	)(1)	1,273,263
Income Tax payable	245,917	170,019	(87,024	)(1)	328,912
Accrued expenses	149,312	216,818	(221,286	)(1)	144,844
Other liabilities	42,110		0		42,110
Convertible subordinated notes payable			12,000,000	(2)	12,000,000

Total liabilities	16,534,139	10,029,293	10,011,582		36,575,014

Stockholders’ equity:
Preferred stock	—				—
Common stock	47,339	3,332,273	(3,330,773	)(1)(3)(4)	48,839
Additional paid-in capital	11,930,522	1,466,334	896,666	(1)(2)(3)(4)	14,293,522
Retained deficit	(1,759,468)	4,075,616	(4,836,572	)(1)(2)(4)	(2,520,424)

Total stockholders’ equity	10,218,393	8,874,223	(7,270,679)		11,821,937

Total liabilities and stockholders’ equity	$26,752,532	$18,903,516	$2,740,903		$48,396,951

See accompanying notes to unaudited pro forma combined condensed financial statements.

Page PF-3

INTERNATIONAL ASSETS HOLDING CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Combined Condensed Statements of Operations

	HISTORICAL			PRO FORMA
	First Fiscal Quarter ended December 31, 2003	First Fiscal Quarter ended March 31, 2004				First Fiscal Quarter ended December 31, 2003
	IAHC	Global		Adjustments		Combined
Revenues:
Net dealer inventory and investment gains	$5,050,333	$1,619,998	(7)	$(389,320	)(1)	$6,281,011
Commissions, net	245,836					245,836
Interest income	26,947	2,098	(7)	(86	)(1)	28,959
Dividend income (expense), net	6,704					6,704
Other revenues	(1,194)					(1,194)

Total revenues	5,328,626	1,622,096		(389,406)		6,561,316
Interest expense	24,068	77,766	(7)	239,424	(1)(2)	341,258

Net revenues	5,304,558	1,544,330		(628,830)		6,220,058

Expenses:
Compensation and benefits	$1,939,352	$773,437	(7)	$(212,371	)(1)	$2,500,418
Clearing and related expenses	1,567,645	42,163	(7)			1,609,808
Wholesale commissions	800	30,479	(7)	(18,141	)(1)	13,138
Occupancy and equipment rental	112,218	63,130	(7)	(21,400	)(1)	153,948
Professional fees	94,084	42,845	(7)	(26,118	)(1)	110,811
Depreciation and amortization	83,747	49,097	(7)	(4,146	)(1)	128,698
Business development	80,580	85,158	(7)	(23,217	)(1)	142,521
Insurance	71,331	4,395	(7)	(879	)(1)	74,847
Bank charges	4,532	49,930	(7)	(10,247	)(1)	44,215
Other expenses	74,241	100,650	(7)	(32,577	)(1)	142,314

Total expenses	4,028,530	1,241,284		(349,096)		4,920,718

Income before income taxes	1,276,028	303,046		(279,734)		1,299,340

Income tax expense	503,676	91,718	(7)	(109,355	)(1)(2)	486,039

Net income	$772,352	$211,328		$(170,379)		$813,301

Earnings per share:
Basic	$0.16					$0.17

Diluted	$0.14					$0.15

Weighted average number of common shares outstanding:
Basic	4,712,981			150,000	(2)(5)	4,862,981

Diluted	5,400,910			150,000	(2)(5)	5,550,910

See accompanying notes to unaudited pro forma combined condensed financial statements.

Page PF-4

INTERNATIONAL ASSETS HOLDING CORPORATION AND SUBSIDIARIES

Schedule of Adjustments for

Unaudited Pro Forma Combined Condensed Balance Sheets

(Fiscal Year End)

The purpose of this schedule is to report the detail of all balance sheet adjustments reported in the Pro Forma Combined Condensed Balance Sheets As of September 30, 2003.

	PRO FORMA
	Elimination of Other Business Not Acquired from Global					PRO FORMA		PRO FORMA		PRO FORMA		PRO FORMA
	(A)	(B)		( C) (A+B)		(D)		(E)		(F)		(G) (B+D+E+F)

	December 31, 2003 Global Total	Elimination of other Global business not acquired. Adjustments		December 31, 2003 Forex Business of Global Acquired		IAHC Issuance of Convertible Subordinated Notes. Adjustments		IAHC Acquisition of the Forex Business of Global. Adjustments		IAHC Acqusition of the Forex Business of Global Equity elimination Adjustments		Fiscal Year Ended September 30, 2003 Total Adjustments
Cash	$9,440,923	$(1,118,966	)(1)	$8,321,957		$10,162,000	(2)	$(1,020,023	)(3)	$(7,890,340	)(4)	$132,671
Cash and cash equivalents deposited with brokers, dealers and clearing organization												0
Receivables from brokers, dealers and clearing organization, net												0
Other receivables	751,833	(545,831	)(1)	206,002								(545,831)
Trade receivables	9,112,491	(538,549	)(1)	8,573,942								(538,549)
Securities owned, at market value	303,620	(303,620	)(1)	0								(303,620)
Deferred income tax asset, net	193,363			193,363		405,843	(2)					405,843
Property and equipment, at cost	187,908	(30,054	)(1)	157,854								(30,054)
Software development, net of accumulated amortization				0								0
Deposit with clearing organization				0								0
Debt Issuance Costs						1,716,392	(2)					1,716,392
Goodwill								2,491,523	(3)			2,491,523
Prepaid expenses and other assets

Total assets	$19,990,138	$(2,537,020)		$17,453,118		$12,284,235		$1,471,500		$(7,890,340)		$3,328,375

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable												0
Trade payables	3,174,538	(91,169	)(1)	3,083,369								(91,169)
Other creditors	7,190,109	(950,653	)(1)	6,239,456								(950,653)
Foreign currency sold, not yet purchased				0								0
Securities sold, not yet purchased, at market value				0								0
Payable to brokers, dealers and clearing organization, net				0								0
Accrued compensation and benefits	132,806			132,806								0
Income Tax payable	409,454	(302,307	)(1)	107,147								(302,307)
Accrued expenses	488,649	(488,649	)(1)	0								(488,649)
Other liabilities												0
Convertible subordinated notes payable						12,000,000	(2)					12,000,000

Total liabilities	11,395,556	(1,832,778)		9,562,778		12,000,000		0		0		10,167,222

Stockholders’ equity:
Preferred stock
Common stock	3,303,442	(270,685	)(1)(4)	3,032,757	(4)			1,500	(3)	(3,032,757	)(4)	(3,301,942)
Additional paid-in capital	1,426,852	(116,917	)(1)(4)	1,309,935	(4)	893,000	(2)	1,470,000	(3)	(1,309,935	)(4)	936,148
Retained deficit	3,864,288	(316,641	)(1)(4)	3,547,647	(4)	(608,765	)(2)			(3,547,647	)(4)	(4,473,053)

Total stockholders’ equity	8,594,582	(704,242)		7,890,340		284,235		1,471,500		(7,890,340)		(6,838,847)

Total liabilities and stockholders’ equity	$19,990,138	$(2,537,020)		$17,453,118		$12,284,235		$1,471,500		$(7,890,340)		$3,328,375

See accompanying notes to unaudited consolidated financial statements.

Page PF-5

INTERNATIONAL ASSETS HOLDING CORPORATION AND SUBSIDIARIES

Schedule of Adjustments for

Unaudited Pro Forma Combined Condensed Balance Sheets

(First Fiscal Quarter)

The purpose of this schedule is to report the detail of all balance sheet adjustments reported in the Pro Forma Combined Condensed Balance Sheets as of December 31, 2003.

	PRO FORMA
	Elimination of Other Business Not Acquired from Global					PRO FORMA		PRO FORMA		PRO FORMA		PRO FORMA
	(A)	(B)		( C) (A+B)		(D)		(E)		(F)		(G) (B+D+E+F)

	March 31, 2004 Global Total	Elimination of other Global business not acquired. Adjustments		March 31, 2004 Forex Business of Global Acquired		IAHC Issuance of Convertible Subordinated Notes. Adjustments		IAHC Acquisition of the Forex Business of Global. Adjustments		IAHC Acquisition of the Forex Business of Global Equity elimination Adjustments		First fiscal Quarter December 31, 2003 Total Adjustments
Cash	$4,709,869	$(542,203	)(1)	$4,167,666		$9,952,000	(2)	$(1,020,023	)(3)	$(7,372,209	)(4)	$1,017,565
Cash and cash equivalents deposited with brokers, dealers and clearing organization												0
Receivables from brokers, dealers and clearing organization, net												0
Other receivables	656,433	(490,683	)(1)	165,750								(490,683)
Trade receivables	12,893,666	(2,049,546	)(1)	10,844,120								(2,049,546)
Securities owned, at market value	303,620	(303,620	)(1)	0								(303,620)
Deferred income tax asset, net	192,548			192,548		507,304						507,304
Property and equipment, at cost	147,380	(104,380	)(1)	43,000								(104,380)
Software development, net of accumulated amortization				0								0
Deposit with clearing organization				0								0
Debt Issuance Costs						1,672,740	(2)					1,672,740
Goodwill								2,491,523	(3)			2,491,523
Prepaid expenses and other assets

Total assets	$18,903,516	$(3,490,432)		$15,413,084		$12,132,044		$1,471,500		$(7,372,209)		$2,740,903

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable												0
Trade payables	3,232,841	(57,269	)(1)	3,175,572								(57,269)
Other creditors	6,224,549	(1,541,071	)(1)	4,683,478								(1,541,071)
Foreign currency sold, not yet purchased				0								0
Securities sold, not yet purchased, at market value				0								0
Payable to brokers, dealers and clearing organization, net				0								0
Accrued compensation and benefits	185,066	(81,768	)(1)	103,298								(81,768)
Income Tax payable	170,019	(87,024	)(1)	82,995								(87,024)
Accrued expenses	216,818	(221,286	)(1)	(4,468)								(221,286)
Other liabilities												0
Convertible subordinated notes payable						12,000,000	(2)					12,000,000

Total liabilities	10,029,293	(1,988,418)		8,040,875		12,000,000		0		0		10,011,582

Stockholders’ equity:
Preferred stock
Common stock	3,332,273	(564,007	)(1)(4)	2,768,266	(4)			1,500	(3)	(2,768,266	)(4)	(3,330,773)
Additional paid-in capital	1,466,334	(248,186	)(1)(4)	1,218,148	(4)	893,000	(2)	1,470,000	(3)	(1,218,148	)(4)	896,666
Retained deficit	4,075,616	(689,822	)(1)(4)	3,385,794	(4)	(760,956	)(2)			(3,385,794	)(4)	(4,836,572)

Total stockholders’ equity	8,874,223	(1,502,014)		7,372,209		132,044		1,471,500		(7,372,209)		(7,270,679)

Total liabilities and stockholders’ equity	$18,903,516	$(3,490,432)		$15,413,084		$12,132,044		$1,471,500		$(7,372,209)		$2,740,903

See accompanying notes to unaudited consolidated financial statements.

Page PF-6

INTERNATIONAL ASSETS HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1)	Global Financial Statement Assumption:

The Global pro forma apportioned balance sheets report total assets related to the foreign exchange business of Global of 87% and 82% for the periods ended December 31, 2003 and March 31, 2004, respectfully.

The Global pro forma apportioned statement of operations reports income before taxes related to the foreign exchange business of Global of 85% and 91% for the periods ended December 31, 2003 and March 31, 2004, respectfully.

Other comparative measures including turnover, cost of sales and gross profit of Global were analyzed and compared to the seperated forex business of Global under the historical U.K. reporting format. Accordingly, turnover, cost of sales and gross profit were 92%, 92% and 78% for the period ended December 31, 2003 and 98%, 98% and 81% for the period ended March 31, 2004.

These significant proportions have been intrepreted by IAHC as meaning substancially all of the assets of Global were employed by the forex business of Global.

Income Statement and Balance Sheet apportionment of Global total to forex business of Global:

Adjustment for elimination of other business activities conducted by Global Currencies Limited not acquired by IAHC.

These other business activities were allocated based on internal management segmental reports and legal entity reports maintained for the various business units of Global.

  Certain revenues, costs, overhead and other operating gains and losses were allocated based on factors such as salaries, headcount and other subjective and objective factors. In particular:

•	Generally employees (and their associated direct costs) could be allocated specifically to the business activities that were acquired and those that remain as most employees had specific duties throughout the period under review.

•	Accounting and management costs were apportioned according to an estimate of time spent.

•	Property costs were apportioned according to space occupied by the respective businesses

•	The IT and dealing systems were apportioned fully to the acquired business, general IT costs were apportioned according to headcount

•	Travelling and commissions paid to agents were attributable directly: no apportionment was necessary

•	Interest charges were allocated according to working capital requirement.

•	Bank charges were directly apportioned to the respective businesses

It should be noted that most of the acquired business was carried out by two separate legal entities within the Global Currencies Ltd group and those two entities were not very active in areas of business not acquired by IAHC

(2)	Pro forma adjustment for the issuance of $12,000,000 of convertible subordinated notes on March 12, 2004.

The proceeds from this debt offering were subsequently utilized to finance the purchase of the forex business of Global.

On August 13, 2004, IAHC converted these subordinated notes into 2,086,923 common shares.

Included is pro forma interest expense of $840,000 and $210,000 for the year and quarter ended September 30, 2003 and December 31, 2003, respectively.

Also included is $174,608 and $43,652 of interest expense for the amortization of debt issuance costs for the year and quarter ended September 30, 2003 and December 31, 2003, respectively.

The weighted average shares outstanding are not impacted by the pro forma presence of the convertible notes due to the fact that the historical average monthly closing price of IAHC’s common stock was less than the conversion price of $5.75 per share for the periods ended September 30, 2003 and December 31, 2003.

(3)	Consideration paid for acquisition of forex business of Global.

IAHC Shares	150,000	$ 9.81 /per share			$1,471,500
The shares have been valued at the closing price of the purchase date of July 9, 2004.
Cash paid on closing date July 9, 2004			4,527,398
Net asset value acquired			3,577,375

Excess of cash paid above net asset value acquired				$950,023
Costs of transaction (professional fees)				$70,000

Cash paid with acquisition, exclusive of net asset value acquired					$1,020,023

Goodwill acquired					$2,491,523

Additional goodwill will be generated from this transaction during the period from the closing date to December 31, 2006.

This additional goodwill will be the result of certain payments due to the prior shareholders of the Forex business of Global.

The additional goodwill will be based on the revenue generated by the forex business during the earnout period.

This additional prospective goodwill is not presented in this pro forma presentation.

(4)	The Global shareholder equity accounts have been allocated in the adjustment collum based on the pro rata apportionment of the net asset value apportioned to the forex and other businesses of Global.

Subsequently these shareholder equity balances are eliminated by IAHC in the consolidation process.

This shareholder equity elimination is offset by a decrease in cash in recognition of the pro forma net asset value (assets and liabilities) acquired from the Global purchase, as of this pro forma period.

(5)	150,000 common shares issued as part of acquisition consideration. Assumed as outstanding for entire period.

Page PF-7

INTERNATIONAL ASSETS HOLDING CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(Continued)

(6) Reclassification of Global Currencies Limited fiscal year ended December 31, 2003 statement of operations presentation into the IAHC classification format.

	Classification per Global Currencies Limited presentation						Reclassification per IAHC Presentation
For the fiscal year ended December 31, 2003:	Turnover	Cost of Sales	Administrative Expenses	Investment Income	Interest Payable	Taxation
Revenues:
Net dealer inventory and investment gains	1,287,944,779	(1,278,531,591)					$9,413,188
Commissions, net							—
Interest income, net				165,275			165,275
Dividend income (expense), net							—
Other revenues							—

Total revenues							9,578,463
Interest expense		305,522			63,854		369,376
Net revenues							9,209,087

Expenses:
Compensation and benefits		(4,023,866)					$4,023,866
Clearing and related expenses		(169,536)					169,536
Wholesale commissions		(283,728)					283,728
Occupancy and equipment rental			(198,706)				198,706
Professional fees		(5,696)	(329,678)				335,374
Depreciation and amortization			(209,994)				209,994
Business development		(15,845)	(322,927)				338,772
Insurance			(37,617)				37,617
Bank charges		(162,671)	(181,137)				343,808
Other expenses		(125,000)	(634,596)				759,596

Total expenses							6,700,997

Income before income taxes							2,508,090
Income tax expense						(909,466)	909,466

Net income	1,287,944,779	(1,283,012,411)	(1,914,655)	165,275	63,854	(909,466)	$1,598,624

(7) Reclassification of Global Currencies Limited first fiscal quarter ended March 31, 2004 statement of operations presentation into the IAHC classification format.

	Classification per Global Currencies Limited presentation						Reclassification per IAHC Presentation
For the first fiscal quarter ended March 31, 2004:	Turnover	Cost of Sales	Administrative Expenses	Investment Income	Interest Payable	Taxation
Revenues:
Net dealer inventory and investment gains	366,538,771	(364,918,773)					$1,619,998
Commissions, net							—
Interest income, net				2,098			2,098
Dividend income (expense), net							—
Other revenues							—

Total revenues							1,622,096
Interest expense					77,766		77,766
Net revenues							1,544,330

Expenses:
Compensation and benefits		(773,437)					$773,437
Clearing and related expenses		(42,163)					42,163
Wholesale commissions		(30,479)					30,479
Occupancy and equipment rental			(63,130)				63,130
Professional fees			(42,845)				42,845
Depreciation and amortization			(49,097)				49,097
Business development		(11,570)	(73,588)				85,158
Insurance			(4,395)				4,395
Bank charges		(49,898)	(32)				49,930
Other expenses		(1,202)	(99,448)				100,650

Total expenses							1,241,284

Income before income taxes							303,046
Income tax expense						(91,718)	91,718

Net income	366,538,771	(365,827,522)	(332,535)	2,098	77,766	(91,718)	$211,328

(8) Certain amounts in the 2003 IAHC financial statements have been reclassified to conform with the pro forma combined condensed presentation.

Page PF-8

Signatures

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL ASSETS HOLDING CORPORATION

Date: September 21, 2004	/s/ Sean M. O’Connor
Sean M. O’Connor
CEO

Date: September 21, 2004	/s/ Jonathan C. Hinz
Jonathan C. Hinz
CFO

Exhibit Index

Exhibit No.	Description
23.1	Consent of Baker Tilly